Stockholders' Loans	12 Months Ended
Dec. 31, 2020
Debt Disclosure [Abstract]
Stockholders' Loans

Note 8 - Stockholders’ Loans

A.	In 2015, certain of the Company’s stockholders advanced loans to the Company to finance its ongoing operation (hereinafter: the “2015 Loans”). These loans bear interest at annual rate ranging in 2020 and 2019 from 2.56% to 2.62%. Under the original loan terms, the aggregate loan amount is payable to the lenders by the Company only upon the approval of the Company’s board of directors that the Company’s profits reached an amount of US$ 0.5 million and upon such terms and in such installments as shall be determined by the Company’s board of directors.

As of December 31, 2020, and 2019, the carrying amounts of the 2015 Loans were US$35 thousand and US$ 28 thousand, respectively.

In 2017, one of the Company’s shareholders provided the Company with a loan to finance its ongoing operation (hereinafter: the “2017 Loan”). This loan bears interest at annual rate ranging in 2020 and 2019, from 2.56% to 2.62% annually. Under the original loan terms, the aggregate loan amount are repayable by the Company upon the closing of an investment in the Company with proceeds greater than US$ 500 thousand.

In March 2020, the Company and the lender agreed to amend the terms of the 2017 Loan and the repayment date was set to December 31, 2023.

As of December 31, 2020, and 2019, the carrying amounts of the 2017 Loan were US$ 3.5 thousand and US$ 3 thousand, respectively.

B.	Convertible Loan

On March 6, 2018, certain of the Company’s shareholders entered with the Company into a convertible bridge loan agreement (hereinafter: the “2018 CLA”).

In accordance with 2018 CLA, the loan bears interest at a rate per annum equal to three percent (3%) compounded and accrued annually, and was originally repayable on December 31, 2018, or later date as determined by the shareholders representing more than 80% of IR. Med Ltd.’s issued and outstanding shares who has also provided loans with terms similar to the terms of the agreement (‘Majority Lenders”), unless earlier converted to shares.

The CLA included certain scenarios in which the loan may be converted (“Optional conversion”), and certain scenarios in which the loan is automatically converted (“Mandatory conversion”).

In case of an Exit event, as described in the 2018 CLA, the loan and all accrued interest will be either converted to shares or repaid at 200% of the outstanding amount all as per the Majority lenders decision.

The Company recorded the loan amount as a liability, applying the accounting guidance in ASC 835-30. The embedded derivatives identified by the Company relating to the Exit event and Optional conversion, were estimated by the Company as immaterial amounts.

In late 2018, the Majority Lenders agreed to defer the repayment date of the loan to a later date, after December 31, 2019. During 2018 and 2019 the convertible loan was not converted into shares.

In March, 2020, the Company and the lenders agreed to amend and restate the 2018 CLA (“the Amended CLA”) pursuant to which the lenders waived any and all rights to convert their respective outstanding loan amounts, and the repayment date was set to December 31, 2023. In addition, in case of an Exit event, as described in the Amended CLA, the loan and all accrued interest will be fully repaid immediately following the exit event.

Financing expenses recorded in respect of the loan during 2020 and 2019 were US$ 5 thousand and US$4 thousand, respectively.

As of December 31, 2020 and 2019, the carrying amounts of the loans were US$128 thousand and US$ 116 thousand, respectively.